Exhibit 99.1
Arbitron Inc. A world leader in media and marketing information services Sean Creamer EVP, Finance & Planning, Chief Financial Officer February 22, 2010 NYSE: ARB

(c) 2009 Arbitron Inc. 2 Forward-Looking Statements Statements made in this presentation that are not historical in nature, particularly regarding expected performance in 2010 and future years, are forward-looking statements. These forward-looking statements are based on our current expectations and assumptions, and involve various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known by the company that could cause such material differences include those referenced or discussed from time to time in our filings with the SEC, including those referenced under the heading "ITEM 1A - Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2008, and elsewhere, and any subsequent periodic or current reports filed by us with the SEC. In addition, any forward-looking statements contained in this presentation represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

(c) 2009 Arbitron Inc. 3 NYSE: ARB Leading Media and Marketing Research Firm Established: 1949 Original listing: March 2001 Headquarters: Columbia, MD Employees: ~1,360 (as of 1/29/10) Market cap: $598.4 million (as of 02/19/10)

(c) 2009 Arbitron Inc. 4 Company Profile Survey Research Innovator Worldwide Reputation Credibility Quality Integrity Attractive Investment Thesis

Core Business Measuring network and local-market radio audiences in 300 U.S. markets Surveying the retail, media and purchase patterns of local-market consumers Providing application software for analyzing media audiences and marketing information Serving radio, television, cable, online and out-of-home media as well as advertisers and advertising agencies (c) 2009 Arbitron Inc. 5

(c) 2009 Arbitron Inc. 6 Revenue Profile Audience Ratings Audience Ratings 82% Local 75% Network/National 5% International 2% Consumer Retail & Media Profiles Consumer Retail & Media Profiles 9% Software Software 9% FY ending 12/31/2009

(c) 2009 Arbitron Inc. 7 Attractive Investment Thesis Leading marketplace position Sustainable competitive advantage Established platform we can leverage for growth Strong financial foundation

(c) 2009 Arbitron Inc. 8 Leading Marketplace Position "Currency" in core radio market First mover advantage with Portable People MeterTM electronic ratings for radio Deeply integrated into the buy-sell business systems of the radio industry

Sustainable Competitive Advantage Long-term experience recruiting representative samples for media research Robust R&D program in technology and methodology Continuous improvement program for PPM and diary ratings services Focus on value and utility of all offerings Extensive patent portfolio (c) 2009 Arbitron Inc. 9

(c) 2009 Arbitron Inc. 10 Leverageable Growth Platform PPM enhances the value of current radio ratings business PPM capabilities creates opportunities to expand footprint beyond radio to any medium using audio Combination of Research, Analytics and Technology capabilities position us to deliver unique value proposition in evolving cross- platform and marketing research marketplace Partnering may accelerate speed to market and mitigate execution risk on new initiatives

(c) 2009 Arbitron Inc. 11 Strong Financial Foundation Consistent revenue growth Solid margins Quality returns Solid cash flow Strong balance sheet

12 PPM Radio Ratings Status U.S. Market Commercialization Plan 33 top markets now "currency" 10 more markets scheduled for October; final 5 markets scheduled for December 2010 Radio stations representing ~88 percent of ad revenue in scheduled PPM markets under long-term contract * Improving sample metrics opening door to cost efficiencies Remain committed to resolving responsibly the open judicial, regulatory, legislative and accreditation issues *Arbitron analysis based on BIA's Investing in Radio(r) 2009 Market Report

(c) 2009 Arbitron Inc. 13 Diary Radio Ratings Status Cell-phone-only household sampling to all diary markets (Fall 2009) Cell-phone-only sample increase scheduled (Spring 2010) Improved sample metrics key younger demographic (Persons 18-34) Clear Channel Radio signs 3 year renewal for ARB in 105 diary markets (May 2009) Four out of top five 2010 renewals signed by year-end 2009

(c) 2009 Arbitron Inc. 14 PPM International Status Country Service Current Panel Current Panel Deployed Canada Radio & TV National + 5 markets 9,000 persons* 3Q 2009 Denmark Radio & TV (encoding) 1,100 persons 1Q 2008 Iceland Radio & TV 630 persons 3Q 2007 Kazakhstan Television 1,900 persons 4Q 2006 Norway Radio 750 persons 4Q 2005 Belgium Radio & TV 1,050 persons 2Q 2003 Singapore TV (encoding) 750 households 3Q 2000 * Includes the 500-household Montreal TV service which was deployed 3Q 2004

(c) 2009 Arbitron Inc. 15 Cross-Platform Status ARB-TV: out-of-home television ratings Turner: MLB playoffs Future: other digital out-of-home media Cross-Platform Media Measurement Radio, broadcast television, cable TV and Internet NBC: 2010 Winter Olympics via Arbitron PPM in collaboration with ComScore and Omniture Return on Investment Advertising Metrics What they watch/listen to What they buy

(c) 2009 Arbitron Inc. 16 What We Are Seeing Arbitron Economic Environment Radio ad revenue: 2010 and beyond Some cautious optimism (single digit growth) Some sustained pessimism (flat or single digit declines) Ad revenue growth has typically been a lagging indicator in prior economic recoveries Radio groups working balance sheets aggressively Radio has the potential to maintain a meaningful role as an "on- the-go" advertising medium

(c) 2009 Arbitron Inc. 17 What We Expect Arbitron Marketplace Goals PPM as gold standard for radio ratings in the U.S. Continued improvements to diary and PPM services Extended period of market leadership PPM as a preferred solution in key international markets Broader penetration among advertisers, marketers and additional media

(c) 2009 Arbitron Inc. 18 What We Expect Arbitron Financial Goals Leveraging investment in PPM and diary infrastructure drives margin improvement on an enhanced revenue base Larger, more diversified revenue base due to cross-platform and marketing research initiatives and acquisitions/joint ventures Compelling financial returns through effective capital deployment

(c) 2009 Arbitron Inc. 19 2010 Full-Year Guidance* Revenue growth: +2 to +6 percent over $385 million in 2009 Earnings per share: $1.50 - $1.75 vs. $1.41 in 2009 which excludes a one-time 4Q 2009 state tax benefit of $0.17 per share (diluted) * 2010 guidance as of February 18, 2010, and is not being updated as of the date of this presentation.

(c) 2009 Arbitron Inc. 20 Financial Metrics* Revenue & EBIT in Millions * 2005 and 2009 EPS: excludes tax benefits of $0.15 and $0.17 respectively (see EBIT and Non-GAAP EPS Reconciliation table) ** 2010 guidance as of February 18, 2010, and is not being updated as of the date of this presentation. 2005-2009 Revenue CAGR = 6.4% $300.4 $319.3 $338.5 $369.8 $385.0 $408.0 to 26.2% 18.7% 17.1% 33.8% 16.6% $1.75 to $1.50 $1.99 $1.68 $1.35 $1.36 $1.41 * $101.5 $83.7 $63.3 $63.1 $63.7 33.8% 26.2% 18.7% 17.1% 16.6% Guidance** to $392.7 $450 $400 $350 $300 $250 $200 $150 $100 $50 2005 2006 2007 2008 2009 2010 Guidance** *

21 EBIT & Non-GAAP EPS Reconciliation 2005 2006 2007 2008 2009 EBIT $101 $84 $63 $63 $62 Net Interest (1) (3) 1 (2) (1) Income Tax (33) (30) (24) (24) (19) Net Income $67 $51 $40 $37 $42 GAAP Earnings Per Share (Diluted) $2.14 $1.68 $1.36 $1.36 $1.58 Tax Benefit $0.15 - - - $0.17 Non-GAAP Earnings Per Share (Diluted) less tax benefit $1.99 $1.41 Arbitron's management believes earnings before interest and income taxes (EBIT) is a useful measure in evaluating Arbitron's historical results since it excludes certain items not directly related to core operating performance. EBIT is calculated by adding net interest expense and income tax expense to net income. We have also reported a Non-GAAP earnings per share (diluted) excluding tax benefits in 2005 and 2009, which we believe provides useful supplemental information for investors in understanding the Company's performance. Years Ended December 31, 2005 through 2009 (millions) (Amounts may not foot due to rounding)

Arbitron Inc. A world leader in media and marketing information services NYSE: ARB